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                                 UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                             Washington, DC 20549


                          FORM 8-K -- Amendment No. 1

                                CURRENT REPORT


Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


Date of Report (Date of earliest event reported):  July 24, 2000



                           EXPLORE TECHNOLOGIES INC.
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            (Exact name of registrant as specified in its charter)

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
          Nevada                                      88-0419476
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(State or other jurisdiction of                       (IRS Employer Identification No.)
incorporation or organization)



Suite 201-1166 Alberni Street                         V6E 3Z3
Vancouver British Columbia
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(Address of principal executive offices)              (Zip Code)

Issuer's telephone number,including area code:        604-681-2274
                                                      ---------------------------------


Suite 505 - 1155 Robson Street
Vancouver, British Columbia, Canada                   V6E 1B5
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(Former name, former address and former fiscal year, if changed since last report)
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Item 1.   CHANGES IN CONTROL OF REGISTRANT

None

Item 2.   ACQUISITION OR DISPOSITION OF ASSETS

The merger agreement entered into between the Company and Cashsurfers on May 23, 2000 for the acquisition of an Internet based technology business known as "Cashsurfers" (the "Cashsurfers Business") collapsed on July 24, 2000. The Company was unable to raise sufficient capital required under the merger agreement and was unable to make payment to Cashsurfers under the terms of the agreement.

Item 3.   BANKRUPTCY OR RECEIVERSHIP

None

Item 4.   CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT

None

Item 5.   OTHER EVENTS

1. The Company on May 30, 2000 authorized raising $370,000 under a Convertible Debenture. The terms of the Debenture were for repayment of the loan by August 1, 2000, failing which the lender had the option to exercise the Debenture at the average trading price for the five (5) days prior to the exercise date. See Exhibit 1 - Debenture Certificate.


Item 6.   RESIGNATIONS OF REGISTRANT'S DIRECTORS

On July 24, 2000, the following director and officer resigned his position with the Company:

Director/Officer              Position Held          Date of Resignation
----------------              -------------          -------------------

Noah Mapstead                 Director               July 24, 2000


None of the Company's directors who have resigned have delivered to the Company any notice of any disagreement with the Company on any matter relating to the Company's operations, policies or practices.
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The following persons make up the current Board of Directors:

Director/Officer              Position Held          Date of Appointment
----------------              -------------          -------------------

Charlo Barbosa                Director/C.E.O./       July 24, 2000
                              Secretary/Treasurer

Cecil Morris                  Director               July 24, 2000


Item 7.   FINANCIAL STATEMENTS AND EXHIBITS

The most recent financial information for the Company can be found in its Form 10Q-SB filed by the Company with the SEC for the period ending April 30, 2000. Such information is incorporated by reference herein.

Exhibit Number              Description

1                           Debenture Certificate

Item 8.   CHANGE IN FISCAL YEAR

None
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                                  SIGNATURES



Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



EXPLORE TECHNOLOGIES, INC.



/s/ Charlo Barbosa
---------------------------------
CHARLO BARBOSA, Director
Chief Executive Officer



Date:  August 11, 2000